SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Sec.240.14a-12

                                 BRUNO'S, INC.
                (Name of Registrant as Specified In Its Charter)

                                 BRUNO'S, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/X/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies: Common Stock, par value $.01 per share, of the Registrant.

  (2) Aggregate number of securities to which transaction applies: 77,503,341, being the maximum number of shares of Bruno's Stock to be converted into either the right to receive cash or to retain Bruno's Common Stock in the transaction.

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee of $186,008.02 is calculated in accordance with Rule 0-11-(c)1(1) under the Exchange Act as one-50th of one percent of the product of 77,503,341 shares and $12.00 per share.

  (4) Proposed maximum aggregate value of transaction: $930,040,092.

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing of which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
________________________________________________________________________________

  (2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________

  (3) Filing Party:
________________________________________________________________________________

  (4) Date Filed:
________________________________________________________________________________

                               RE: BRUNO'S, INC.
                             NON-CASH ELECTION FORM

To Our Clients:

    In connection with the Proxy Statement/Prospectus dated July 17, 1995 (including all documents incorporated therein, and as it may be amended or supplemented from time to time, the "Proxy Statement") describing the Agreement and Plan of Merger dated as of April 20, 1995, as amended by the First Amendment dated as of May 18, 1995, between Crimson Acquisition Corp. ("Crimson") and Bruno's, Inc. ("Bruno's" or the "Company"), providing for the merger of Crimson with and into the Company (the "Merger"). The Proxy Statement has been sent to you under separate cover. Capitalized terms used herein and not defined herein have the meanings specified in the Proxy Statement.

    Enclosed for your consideration and information is a Non-Cash Election Form. As described in and subject to conditions set forth in the Proxy Statement, and subject to the proration described therein, record holders of shares of common stock, par value $.01 per share ("Bruno's Common Stock") of Bruno's are entitled to make an unconditional election (a "Non-Cash Election") on or prior to the Election Date to retain shares of Bruno's Common Stock by executing and submitting the enclosed Non-Cash Election Form (the "Non-Cash Election Form").

    We are the registered holder of Bruno's Common Stock held for your account. ANY NON-CASH ELECTION CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER OF SUCH SHARES AND ONLY PURSUANT TO YOUR INSTRUCTIONS AS THE BENEFICIAL OWNERS OF SUCH SHARES. Accordingly, we request instructions if you wish us to exercise a Non-Cash Election for any shares of Bruno's Common Stock, which you are entitled to do pursuant to the terms and subject to the conditions set forth in the Proxy Statement and the Non-Cash Election Form. We urge you, however, to read these documents carefully before instructing us to exercise the Non-Cash Election.

    A description of the election and proration procedures is set forth in the Proxy Statement under "THE MERGER--Non-Cash Election" and "THE MERGER--Non-Cash Election Procedure." A full statement of the election and proration procedures is contained in the Merger Agreement and all Non-Cash Elections are subject to compliance with such procedures. In connection with making any Non-Cash Election, a holder of Bruno's Common Stock should read carefully, among other matters, the aforesaid description and statement as well as the information contained in the Proxy Statement under "THE MERGER--Federal Income Tax Consequences." See also "RISK FACTORS--Non-Cash Election and Proration into Cash--Possible Dividend Treatment" in the Proxy Statement for a discussion of the possibility that the receipt of cash as a result of proration by a holder who has made a Non-Cash Election may be treated as a dividend as opposed to a capital gain.

    AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF BRUNO'S COMMON STOCK MAY RECEIVE NON-CASH ELECTION SHARES OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF NON-CASH ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

    HOLDERS OF BRUNO'S COMMON STOCK WHO DO NOT WISH TO MAKE A NON-CASH ELECTION (ANY SUCH HOLDER BEING REFERRED TO AS A "NON-ELECTING HOLDER") NEED NOT SUBMIT ELECTION INSTRUCTIONS OR A NON-CASH ELECTION FORM. Each share of Bruno's Common Stock owned by any such Non-Electing Holder will automatically, subject to proration as described in the Proxy Statement, be converted into the right to receive an amount equal to $12.00 in cash from Bruno's following the Merger.

    If you wish to have us, on your behalf, exercise the Non-Cash Election, please so instruct us by completing, executing and returning to us the letter of instructions (the "Letter of Instructions") attached to this letter. THE ENCLOSED NON-CASH ELECTION FORM IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER BRUNO'S COMMON STOCK HELD BY US FOR YOUR ACCOUNT. The Letter of Instructions should be forwarded as promptly as possible to permit us to exercise the Non-Cash Election in accordance with the provisions of the Non-Cash Election procedures as outlined in the Proxy Statement. If we do not receive a complete Letter of Instructions in accordance with such Non-Cash Election procedures, we will not exercise a Non-Cash Election on your behalf.

    ANY QUESTIONS OR REQUESTS FOR ASSISTANCE CONCERNING THE NON-CASH ELECTION OR THE PROXY STATEMENT, OR COMPLETION OF THE LETTER OF INSTRUCTIONS, SHOULD BE DIRECTED TO MACKENZIE PARTNERS, INC., BRUNO'S PROXY SOLICITOR, AT THE FOLLOWING TOLL-FREE TELEPHONE NUMBER: (800) 322-2885.

                             LETTER OF INSTRUCTIONS

To My Bank or Broker;

    This letter instructs you to exercise the Non-Cash Election (capitalized terms used herein and not defined herein having the meaning specified in the Proxy Statement referred to below) to retain shares of Bruno's Common Stock specified below which you hold for the account of the undersigned.

    It is understood that the Non-Cash Election is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated July 17, 1995, relating to the Merger (including all documents incorporated therein, and as it may be amended or supplemented from time to time, the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger dated as of April 20, 1995, as amended by the First Amendment dated as of May 18, 1995, as the same may be amended from time to time, a conformed copy of which appears as Annex I to the Proxy Statement, and (iii) the accompanying Non-Cash Election Form.

    If you are electing to retain ALL or A PORTION of your shares, you must properly fill in the information requested in this box, even if you are electing to retain only a portion of your shares.

                                                            NUMBER OF SHARES OF
                                                              BRUNO'S COMMON
                                                                   STOCK
                                                               HELD (ATTACH           NUMBER OF
         NAME AND ADDRESS OF BENEFICIAL OWNER(S)                ADDITIONAL             SHARES
                 OF BRUNO'S COMMON STOCK                    LIST IF NECESSARY)     TO BE RETAINED*










                                       TOTAL SHARES


 * UNLESS OTHERWISE INDICATED IN THIS BOX, IT WILL BE ASSUMED THAT ALL SHARES SUBMITTED ARE TO BE
   TREATED AS HAVING MADE AN ELECTION TO RETAIN SUCH SHARES. Remaining shares represented by such certificates will be converted into cash, subject to proration.
   In the event of proration, a holder may be required to receive some cash. If a holder knows the number or numbers of such holder's certificate(s), a holder may choose to indicate in the space following this sentence the number(s) of the certificate(s) deemed to represent any shares of
   Bruno's Common Stock converted into cash. Certificate No(s):  ________________________________.
   HOLDERS ARE NOT REQUIRED TO SO IDENTIFY CERTIFICATE NUMBERS IN THIS SPACE. IN THE EVENT OF
   PRORATION, SHARES WILL BE CONVERTED TO CASH FROM STOCK CERTIFICATES IN THE ORDER IN WHICH THEY HAVE
   BEEN LISTED. THERE CAN BE NO ASSURANCE THAT ANY IDENTIFICATION OF SHARE CERTIFICATE(S) WILL BE
   RECOGNIZED BY ANY GOVERNMENTAL AGENCY OR THIRD PARTY. IN ADDITION, NO SUCH CERTIFICATE
   IDENTIFICATION WILL OPERATE TO ALTER THE APPLICATION OF THE PRORATION PROCEDURES IN THE MERGER.

DATED:__________________________  ________, 1995        ________________________________________


_________________________________________________       ________________________________________
     Bruno's Common Stock Account Number                        Signature(s)

                                                        Phone Number: (    )___-____
